HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-6779 - PremierSolutions Standard (Series A-II)
333-151805	HV-6778 - Premier Innovations(SM) (Series II)
333-151805	HV-6777 - Hartford 403(b) Cornerstone Innovations(SM)

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Supplement dated February 15, 2012 to your Prospectus

1.  SUB-ADVISER CHANGE

THE HARTFORD TOTAL RETURN BOND FUND – CLASS R4

THE HARTFORD INFLATION PLUS FUND – CLASS R4

The Board of Directors of The Hartford Mutual Funds, Inc. approved a change of sub-adviser for the above named Funds from Hartford Investment Management Company to Wellington Management Company, LLP.  The change in the Funds’ sub-adviser is expected to occur on or about March 5, 2012.

2.  FUND CLOSURE

LEGG MASON CLEARBRIDGE SMALL CAP GROWTH FUND – CLASS F1

Legg Mason ClearBridge Small Cap Growth Fund Class F1 shares are closed to Contracts issued after April 30, 2012.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.